Dreyfus
      New York Municipal
      Income, Inc.

      ANNUAL REPORT September 30, 2002


                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Additional Information

                            22   Important Tax Information

                            23   Proxy Results

                            24   Board Members Information

                            26   Officers of the Fund

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York
                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus New York Municipal Income, Inc., covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit
sensitive,    such    as    lower    rated    bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Municipal Income, Inc. perform during the period?

For the 12-month period ended September 30, 2002, the fund achieved a total return of 5.65%.(1) During the same period, the fund provided income dividends of $0.4800 per share, which is equal to a distribution rate of 5.20%.(2)

The fund' s performance was primarily influenced by low interest rates, lackluster economic growth, the September 11 terrorist attacks and a "flight to quality" among investors seeking a more stable alternative to a falling stock market.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. During periods of normal market conditions, the fund invests 100% of the value of its net assets in New York municipal obligations. The fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to
have,    maturities    of    less    than    one    year.

We tactically seek to manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average effective duration to make cash available for the purchase of what we believe can potentially be higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average effective duration to maintain then current yields for as long as we deem appropriate.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we attempt to add value by selecting the tax-exempt bonds that we believe can provide high current levels of income consistent with the fund's management policies.

What other factors influenced the fund's performance?

When the reporting period began, New York was in the midst of a recession that had been intensified by the September 11 terrorist attacks. In response, the Federal Reserve Board (the "Fed") attempted to stimulate renewed U.S. economic growth by reducing short-term interest rates to their lowest level in 40 years. Although the economy began to recover early in 2002, the rebound proved to be less robust than most investors had expected, with relatively strong consumer spending offset by weakness among corporations and manufacturers. These uncertain conditions were further aggravated by corporate scandals and international tensions. As a result, the Fed continued to maintain an accommodative monetary policy. In addition, tax-exempt bonds were subject to a surge in demand from investors seeking an investment alternative to the declining stock market, which put further downward pressure on yields.

At the same time, the weak economy contributed to New York's fiscal problems. New York was particularly hard-hit by the September 11 terrorist attacks and the adverse effects of the recession and stock market decline on the financial services industry. As a result, New York state and New York City lost jobs and have collected less tax revenue than they originally anticipated. The state and city bridged their budget gaps by reducing expenses, tapping their Rainy Day Funds and borrowing in the tax-exempt bond markets. What's more, some state and city agencies have recently consolidated existing debt at lower interest rates, resulting in a higher volume of bond issuance than during the same period one year earlier. Although an increase in the supply of tax-exempt securities usually puts upward pressure on yields, new issuance during the reporting period was easily absorbed by the surge in demand from seemingly shell-shocked equity
investors,    keeping    yields    relatively    low.


In this challenging environment, we continued to focus on strategies designed to generate competitive levels of tax-exempt income. For example, New York state's issuance of bonds secured by its settlement of litigation with the nation's tobacco companies featured, in our view, attractive yields. We have also emphasized  existing,  income-oriented  bonds  that  cannot be redeemed by their
issuers    over    the    next    several    years.

On the other hand, the fund' s net asset value was hurt by its holdings of tax-exempt bonds issued on behalf of corporations. For example, prices of bonds backed by leases on airline terminals fell sharply after September 11

What is the fund's current strategy?

We expect the supply of New York bonds to continue to rise as the state and city refinance existing debt at lower rates. In addition, because of the recent surge in investor demand, we have become concerned that municipal bonds may have reached unusually high price levels. Accordingly, we have adopted a more defensive posture, enhancing the fund's diversification among New York issuers and taking advantage of opportunities to upgrade protection from early redemptions. In our view, these strategies are the prudent course in today's uncertain economic and market environments.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD ADJUSTED FOR ANY CAPITAL GAIN DISTRIBUTIONS.

                                                             The Fund

STATEMENT OF INVESTMENTS

SELECTED INFORMATION

September 30, 2002 (Unaudited)


  Market Price per share September 30, 2002              $9.20

  Shares Outstanding September 30, 2002              3,821,501

  American Stock Exchange Ticker Symbol                    DNM

MARKET PRICE (AMERICAN STOCK EXCHANGE)


                          Fiscal Year Ended September 30, 2002
            -----------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 2001            MARCH 31, 2002            JUNE 30, 2002            SEPTEMBER 30, 2002
                    ----------------------------------------------------------------------------------------------------------------

   High                         $8.82                     $8.87                    $8.70                      $9.20

   Low                           8.28                      8.35                     8.28                       8.47

   Close                         8.45                      8.41                     8.70                       9.20

PERCENTAGE GAIN based on change in Market Price*

   October 21, 1988 (commencement of operations)
      through September 30, 2002                                                                 118.11%

   October 1, 1992 through September 30, 2002                                                     67.63

   October 1, 1997 through September 30, 2002                                                     21.02

   October 1, 2001 through September 30, 2002                                                     15.26

   January 1, 2002 through September 30, 2002                                                     13.46

   April 1, 2002 through September 30, 2002                                                       12.45

   July 1, 2002 through September 30, 2002                                                         7.19

NET ASSET VALUE PER SHARE

      October 21, 1988 (commencement of operations)                                               $9.21

      September 30, 2001                                                                           9.37

      December 31, 2001                                                                            9.16

      March 31, 2002                                                                               9.15

      June 30, 2002                                                                                9.29

      September 30, 2002                                                                           9.34

PERCENTAGE GAIN based on change in Net Asset Value*

   October 21, 1988 (commencement of operations)
      through September 30, 2002                                                                 140.41%

   October 1, 1992 through September 30, 2002                                                     70.71

   October 1, 1997 through September 30, 2002                                                     26.31

   October 1, 2001 through September 30, 2002                                                      5.65

   January 1, 2002 through September 30, 2002                                                      6.27

   April 1, 2002 through September 30, 2002                                                        4.92

   July 1, 2002 through September 30, 2002                                                         1.91

*   WITH DIVIDENDS REINVESTED.


STATEMENT OF INVESTMENTS

September 30, 2002

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.8%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK--91.4%

Albany Industrial Development Agency, LR

   (New York Assembly Building Project) 7.75%, 1/1/2010                                         965,000                  985,805

Erie County Industrial Development Agency,
   Life Care Community Revenue
   (Episcopal Church Home) 6%, 2/1/2028                                                       1,500,000                1,448,775

Metropolitan Transportation Authority, Dedicated Tax Fund:

   5%, 11/15/2028                                                                             1,500,000                1,556,055

   5%, 11/15/2030                                                                             1,000,000                1,030,810

Monroe Tobacco Asset Securitization Corp.,
   Tobacco Settlement Asset Backed

   6.625%, 6/1/2042                                                                             500,000                  548,085

Nassau County Tobacco Settlement Corp.,

   Asset Backed 6.40%, 7/15/2033                                                              1,000,000                1,078,160

New York City 7.25%, 8/15/2007                                                                1,500,000                1,790,655

New York City Industrial Development Agency:

  Civic Facility Revenue (Staten Island University Hospital

      Project) 6.375%, 7/1/2031                                                               1,000,000                1,026,150

   IDR:

      (Brooklyn Navy Yard--Cogen Partners)
         5.75%, 10/1/2036                                                                     1,000,000                1,003,810

      (LaGuardia Association LP Project) 6%, 11/1/2028                                        1,000,000                  777,750

   Special Facility Revenue (American Airlines Inc. Project):

      5.40%, 7/1/2019 (Guaranteed; AMR Corp.)                                                   890,000                  437,266

      6.90%, 8/1/2024                                                                           500,000                  250,565

   (Terminal One Group Association Project) 6%, 1/1/2019                                      1,100,000                1,134,815

New York City Transitional Finance Authority,
   Future Tax Secured Revenue

   6%, 8/15/2029                                                                              1,000,000                1,206,040

New York Counties Tobacco Trust, Tobacco Settlement Pass

   Through Bonds 6.50%, 6/1/2035                                                              1,000,000                1,091,660

New York State Dormitory Authority, Revenue:

  Health, Hospital and Nursing Home (Mount Sinai Health)

      6.50%, 7/1/2025                                                                         1,000,000                1,092,040

   Judicial Facility Lease (Suffolk County Issue)
      9.50%, 4/15/2014                                                                          100,000                  114,695

   (State University Educational Facilities)

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   1,000,000  (a)           1,130,850

   Secured Hospital (Saint Agnes Hospital)
      5.40%, 2/15/2025                                                                        1,200,000                1,257,036

New York State Environmental Facilities Corp., SWDR
   (Occidental Petroleum Corp) 5.70%, 9/1/2028                                                  600,000                  602,844

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Mortgage Agency,

  Homeownership Mortgage Revenue:

      8.254%, 10/1/2007                                                                         860,000  (b,c)         1,010,388

      6.05%, 4/1/2026                                                                           555,000                  589,848

      6.125%, 4/1/2027                                                                        1,980,000                2,112,106

      6.40%, 4/1/2027                                                                           920,000                1,022,792

Onondaga County Industrial Development Agency, IDR

   (Weyerhaeuser Project) 9%, 10/1/2007                                                       1,200,000                1,453,500

Port Authority of New York and New Jersey
   8.561%, 12/1/2012                                                                          1,000,000  (b,c)         1,093,280

Scotia Housing Authority, Housing Revenue
   (Coburg Village Inc. Project)

   6.20%, 7/1/2038                                                                            1,150,000                  807,760

Suffolk County Industrial Development Agency, IDR

   (Nissequogue Cogen Partners Facility)
   5.50%, 1/1/2023                                                                            1,500,000                1,430,325

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                            350,000                  376,859

United Nations Development Corp., Revenue

   5.60%, 7/1/2026                                                                            1,000,000                1,000,630

Watervliet Housing Authority, Residential Housing
   (Beltrone Living Center Project) 6.125%, 6/1/2038                                          1,000,000                  913,480

Yonkers Industrial Development Agency,
   Civic Facility Revenue

   (Saint Joseph's Hospital) 6.20%, 3/1/2020                                                  1,600,000                1,239,984

U.S. RELATED--6.4%

Commonwealth of Puerto Rico Highway
  and Transportation Authority,

   Transportation Revenue 8.22%, 7/1/2038                                                     1,000,000  (b,c)         1,071,200

Commonwealth of Puerto Rico Infrastructure
   Financing Authority, Special Tax Revenue
   7.90%, 7/1/2007                                                                               65,000                   66,417

Virgin Islands Public Finance Authority, Revenue

   6.375%, 10/1/2019                                                                          1,000,000                1,147,460
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $34,478,138)                                                              97.8%               34,899,895

CASH AND RECEIVABLES (NET)                                                                         2.2%                  785,652

NET ASSETS                                                                                       100.0%               35,685,547




Summary of Abbreviations

IDR                       Industrial Development Revenue

LR                        Lease Revenue

SWDR                      Solid Waste Disposal Revenue


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              13.7

AA                               Aa                              AA                                               21.8

A                                A                               A                                                19.0

BBB                              Baa                             BBB                                              18.6

BB                               Ba                              BB                                                2.0

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    24.9

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2002, THESE SECURITIES AMOUNTED TO $3,174,868 OR 8.9% OF NET ASSETS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  34,478,138  34,899,895

Interest receivable                                                     623,789

Receivable for investment securities sold                               230,575

Prepaid expenses                                                          1,356

                                                                     35,755,615
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            20,482

Cash overdraft due to Custodian                                             425

Accrued expenses and other liabilities                                   49,161

                                                                         70,068
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,685,547
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      35,468,618

Accumulated undistributed net investment income                          87,812

Accumulated net realized gain (loss) on investments                   (292,640)

Accumulated net unrealized appreciation
  (depreciation) on investments                                         421,757
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,685,547
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       3,821,501

NET ASSET VALUE per share ($)                                              9.34

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,224,461

EXPENSES:

Management fee--Note 3(a)                                              247,664

Shareholder servicing costs--Note 3(b)                                  20,936

Auditing fees                                                           20,297

Legal fees                                                              17,929

Prospectus and shareholders' reports                                    17,726

Custodian fees--Note 3(b)                                                2,821

Registration fees                                                        1,899

Directors' fees and expenses--Note 3(c)                                    828

Miscellaneous                                                           10,037

TOTAL EXPENSES                                                         340,137

INVESTMENT INCOME--NET                                               1,884,324
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (292,639)

Net unrealized appreciation (depreciation) on investments              213,989

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (78,650)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,805,674

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,884,324            1,854,067

Net realized gain (loss) on investments         (292,639)              100,622

Net unrealized appreciation (depreciation)
   on investments                                213,989             1,064,525

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,805,674             3,019,214
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,834,321)           (1,834,321)

Net realized gain on investments                (100,888)             (127,638)

TOTAL DIVIDENDS                               (1,935,209)           (1,961,959)

TOTAL INCREASE (DECREASE) IN NET ASSETS         (129,535)            1,057,255
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            35,815,082           34,757,827

END OF PERIOD                                  35,685,547           35,815,082

Undistributed investment income--net               87,812               38,605

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended September 30,
                                                              ----------------------------------------------------------------------

                                                              2002(a)           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.37           9.10           9.30          10.04          9.97

Investment Operations:

Investment income--net                                            .49(b)         .49            .49            .51           .55

Net realized and unrealized
   gain (loss) on investments                                    (.01)           .29           (.19)          (.69)          .12

Total from Investments Operations                                 .48            .78            .30           (.18)          .67

Distributions:

Dividends from investment income--net                            (.48)          (.48)          (.48)          (.53)         (.58)

Dividends from net realized gain
   on investments                                                (.03)          (.03)          (.02)          (.03)         (.02)

Total Distributions                                              (.51)          (.51)          (.50)          (.56)         (.60)

Net asset value, end of period                                   9.34           9.37           9.10           9.30         10.04

Market Value, end of period                                      9.20           8.46           81_4           83_8        103_16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             15.26           8.86           4.95         (12.83)         5.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .96           1.00           1.10           1.01          1.06

Ratio of net investment income
   to average net assets                                         5.33           5.22           5.43           5.20          5.49

Portfolio Turnover Rate                                         14.03           7.09          14.28          10.51         21.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          35,686         35,815         34,758         35,522        38,199

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED SEPTEMBER 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  5.32% TO  5.33%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS
     CHANGE IN PRESENTATION.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) CALCULATED BASED ON MARKET VALUE.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's shares trade on the American Stock Exchange under the ticker symbol DNM.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (the "Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are pri marily traded or at the last sales price on the national securities market on the last business day of each week and month.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, adjusted for amortization of discount and premiums on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or
more    after    the    trade    date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On  September  27, 2002, the Board of Directors declared a cash dividend of $.04
per   share   from  investment  income-net,  payable  on  October  25,  2002  to shareholders of record as of the close of business on October 11, 2002.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $87,812, unrealized appreciation $422,553. In addition, the fund had $292,639 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2002 and September 30, 2001, respectively, were as follows: tax exempt income $1,834,321 and $1,834,321 and long-term capital gain $100,888 and $127,638.

During the period ended September 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $796, increased accumulated net realized gain (loss) on investments by $345 and increased paid-in capital by $451. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the federal funds rate in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 o

1% of the value of the fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. During the period ended September 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 2002, the fund was charged $20,176 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2002, the fund was charged $2,821 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $4,862,275 and $5,316,909, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At September 30, 2002, the cost of investments for federal income tax purposes was $34,477,342; accordingly, accumulated net unrealized appreciation on investments was $422,553, consisting of $2,198,346 gross unrealized appreciation and $1,775,793 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle

As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to October 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. There was no cumulative effect of this accounting change based on securities held by the fund on September 30, 2001.

The effect of this change for the period ended September 30, 2002 was to increase net investment income by $796 and decrease accumulated net unrealized appreciation (depreciation) by $796. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus New York Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Municipal Income, Inc., including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Municipal Income, Inc. at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 7, 2002

                                                             The Fund


ADDITIONAL INFORMATION (Unaudited)

DIVIDEND    REINVESTMENT    PLAN

Under the fund' s Dividend Reinvestment Plan (the "Plan"), a holder of Common Stock (" Common Shareholder" ) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.


The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

MANAGED DIVIDEND POLICY

The fund' s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such months. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

SUPPLEMENTAL INFORMATION

For the period ended September 30, 2002, there were: (i) no material changes in the fund' s investment objectives or policies, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund,
(iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund's portfolio.

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended September 30, 2002:

--all  the  dividends  paid  from  investment  income-net  are  "exempt-interest dividends"  (not  generally  subject  to  regular  federal  income  tax and, for individuals  who  are  New  York  residents,  New  York  state and New York city
personal    income    taxes), and

--the fund hereby designates $.0264 per share as a long-term capital gain distribution of the $.0664 per share paid on December 28, 2001.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


PROXY RESULTS (Unaudited)

Shareholders   voted   on   the  following  proposal  presented  at  the  annual
shareholders' meeting held May 17, 2002 as follows:



                                                                                                           Shares
                                                                                      ----------------------------------------------

                                                                                           For                  Authority Withheld
                                                                                      ----------------------------------------------

To elect two Class III Directors:((+))

   Joseph S. DiMartino                                                                3,226,884                             61,787

   George L. Perry                                                                    3,224,652                             64,019

((+))  THE TERMS OF THESE CLASS III DIRECTORS EXPIRES IN 2005.

                                                                                                     The Fund



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (1998)

CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 34

                              --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59


WHITNEY I. GERARD (67)

BOARD MEMBER (1988)

CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chadbourne & Parke LLP, Partner

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARTHUR A. HARTMAN (76)

BOARD MEMBER (1989)

CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* First NIS Regional Fund (ING/Barrings Management) and New Russia Fund,
Chairman

* Advisory Council to Barrings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

GEORGE L. PERRY (68)

BOARD MEMBER (1989)

CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Brookings Institution, Economist and Senior Fellow

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

THE ADDRESS OF EACH BOARD MEMBER IS C/O THE DREYFUS CORPORATION, 200 PARK AVENUE, NEW YORK, NEW YORK 10166.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MONICA S. WIEBOLDT, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President of the Fund, Senior Portfolio Manager-Dreyfus Municipal Securities, and an officer of 1 investment company (comprised of 1 portfolio) managed by the Manager. She is 52 years old, and has been an employee of the Manager since November 1983.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.


NOTES

OFFICERS AND DIRECTORS

Dreyfus New York Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Whitney I. Gerard

Arthur A. Hartman

George L. Perry

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Executive Vice President

      Monica S. Wieboldt

Secretary

      Michael A. Rosenberg

Assistant Secretaries

      Steven F. Newman

      Robert R. Mullery

Treasurer

      James Windels

Assistant Treasurers

      Gregory S. Gruber

      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph Irace

Colleen Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DNM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, MONEY AND BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                     For More Information

                        Dreyfus
                        New York Municipal
                        Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent,
                        Dividend Disbursing Agent
                        and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2002 Dreyfus Service Corporation                                  858AR0902